UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): February 2, 2026

BEASLEY BROADCAST GROUP, INC.

(Exact name of registrant as specified in its charter)

DELAWARE	000-29253	65-0960915
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3033 Riviera Drive, Suite 200, Naples, Florida 34103

(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code: (239) 263-5000

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, par value $0.001 per share	BBGI	Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01	Regulation FD Disclosure.

On February 2, 2026, Beasley Mezzanine Holdings, LLC (“Beasley Mezzanine”), a wholly owned subsidiary of Beasley Broadcast Group, Inc. (the “Company”), elected to utilize the 30-day grace period for the interest payments due on Sunday, February 1, 2026 (and payable on Monday, February 2, 2026, the next succeeding business day) (i) in the amount of approximately $8.5 million under the 9.200% senior secured second lien notes due 2028 (the “Exchange Notes”) pursuant to the terms of the indenture governing the Exchange Notes and (ii) in the amount of approximately $1.7 million under the 11.000% senior secured first lien notes due August 1, 2028 (the “New Notes” and, together with the Exchange Notes, the “Notes”) pursuant to the terms of the indenture governing the New Notes.

The decision to utilize the grace period will not trigger an Event of Default under the indentures governing the Notes and the Company retains the right to make the interest payment to the holders of the Notes through the end of the grace period.

The decision to utilize the grace period does not impact any of the Company’s business operations or obligations to advertisers, employees, suppliers or other stakeholders.

The Company is actively engaged in discussions with various stakeholders with respect to a number of potential alternatives regarding a restructuring of the Company’s outstanding indebtedness and strengthening its overall financial flexibility. At this time, no agreement has been reached regarding the Company’s indebtedness and no assurances can be given as to the timing or outcome of this process.

The information set forth in this Item 7.01 is being furnished and shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section. The information in this Item 7.01 shall not be deemed incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BEASLEY BROADCAST GROUP, INC.

Date: February 2, 2026	By:	/s/ Chris Ornelas
Chris Ornelas
General Counsel and Secretary

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